UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2005

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

ECHOSTAR DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.

2005 Cash Incentive Plan

Effective January 22, 2005, EchoStar Communications Corporation established a short-term cash incentive plan for fiscal year 2005 (the “Cash Incentive Plan”). The purpose of the plan is to promote our interests and the interests of our stockholders by providing our key employees with financial rewards upon achievement of specified short-term business objectives together with, for our executive officers, certain subjective criteria. The employees eligible to participate in the Cash Incentive Plan include our executive officers, vice presidents, directors and certain other key employees designated by us. The maximum amount payable to any employee under the plan upon satisfaction of all specified business objectives and other criteria is less than the employee’s annual base salary.

2005 Long Term Incentive Plan

Effective January 26, 2005, the Compensation Committee of our Board of Directors (the “Committee”) approved a long-term, performance-based stock incentive plan (the “2005 LTIP”) within the terms of our 1999 Stock Incentive Plan. The purpose of the 2005 LTIP is to promote our interests and the interests of our stockholders by providing key employees with financial rewards through equity participation upon achievement of specified long-term business objectives. The employees eligible to participate in the 2005 LTIP include our executive officers, vice presidents, directors and certain other key employees designated by the Committee. Employees participating in the 2005 LTIP may elect to receive a one-time award of (i) an option to acquire a specified number of shares priced at market value on the date of the awards, expected to be March 31, 2005; (ii) rights to acquire for no additional consideration a specified smaller number of shares of our Class A Common Stock; or (iii) a corresponding combination of a lesser number of option shares and such rights to acquire our Class A Common Stock. The options and rights will vest at a varying rate over a seven year period; provided, however, that none of the options or rights will vest if we fail to achieve the specified long-term performance goals. The Committee retains the right to modify the terms of the 2005 LTIP.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION
Date: January 27, 2005	By: /s/ David K. Moskowitz
David K. Moskowitz
Executive Vice President and General Counsel

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